UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. __)

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☐	Soliciting Material under §240.14a-12

ADVENT TECHNOLOGIES HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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ADVENT TECHNOLOGIES HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON October 22, 2025

We are pleased to notify you that Advent Technologies Holdings, Inc. (“Advent,” “we,” “our,” “us,” or the “Company”) will hold the 2025 annual meeting of our stockholders (the “Annual Meeting”) on October 22, 2025, 2025, at 9:00 a.m. Eastern Time, in a virtual meeting format at www.virtualshareholdermeeting.com/ADN2025 for the following purposes:

1.	To elect three (3) class II directors, to serve until our 2028 annual meeting of stockholders;

2.	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of 20% or more of our Common Stock pursuant to the purchase agreement with Hudson Global Ventures, LLC (“Hudson Global”) pursuant to which Hudson Global has agreed to purchase from us, from time to time, up to $52,000,000 of Common Stock;

4.	To approve an amendment to our Amended and Restated Advent Technologies Holdings, Inc. 2021 Incentive Plan (the “Incentive Plan”) to increase the number of shares of Common Stock issuable under the Incentive Plan from 530,976 to 1,011,627 and to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2046, equal to the lesser of (A) 3% of the total shares of our Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board;

5.	To conduct a non-binding advisory vote on the compensation of our named executive officers;

6.	To conduct a non-binding advisory vote on the frequency with which we will conduct a non-binding advisory vote on the compensation program for our named executive officers; and

7.	To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

Our board of directors has established the close of business on September 19, 2025 as the “record date” for this Annual Meeting (the “Record Date”). This means that you are entitled to vote at the Annual Meeting (by remote communication or by proxy) if our stock records show that you owned our Common Stock at that time.

A list of stockholders as of the Record Date will be available at our headquarters at 5637 La Ribera St., Suite A, Livermore, California, 94550 for a period of at least ten (10) days prior to our 2025 Annual Meeting. A list of stockholders will also be available electronically on the virtual meeting website during the meeting.

Similar to last year, our 2025 Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend our 2025 Annual Meeting online, vote your shares, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ADN2025. Details regarding how to attend the meeting online are more fully described in this proxy statement.

Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either by remote communication at the meeting or by proxy. You may vote over the Internet, telephone or by mail. You are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. You will need the 16-digit control number included with the Notice, on your proxy card, or the instructions that accompany your proxy materials to attend our 2025 Annual Meeting virtually via the Internet.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Toll-Free Phone Number: (855) 305-0855
Email: info@okapipartners.com

Thank you for your continued support of Advent Technologies Holdings, Inc. We look forward to seeing you at the Annual Meeting.

ADVENT TECHNOLOGIES HOLDINGS, INC.

/s/ James F. Coffey
James F. Coffey
Chief Operating Officer, General Counsel and Secretary

September 29, 2025

Livermore, California

i

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS OF

ADVENT TECHNOLOGIES HOLDINGS, INC.

TO BE HELD OCTOBER 22, 2025 AT 9:00 AM EASTERN TIME

INTRODUCTION

The board of directors (the “Board”) of Advent Technologies Holdings, Inc. (“Advent,” “we,” “our,” “us,” or the “Company”) is soliciting proxies from stockholders for its use at the 2025 annual meeting of stockholders (the “Annual Meeting”), and at any adjournments or postponement thereof. The Annual Meeting is scheduled to be held on October 22, 2025, at 9:00 a.m., Eastern Time, in a virtual meeting format at www.virtualshareholdermeeting.com/ADN2025.

This proxy statement relates to the solicitation of proxies by our Board for use at the 2025 Annual Meeting.

On or about September 29, 2025 we will commence mailing a full set of proxy materials to all stockholders entitled to vote at the 2025 Annual Meeting.

INFORMATION ABOUT THE MEETING AND VOTING

Purposes of the Meeting

The purposes of the 2025 Annual Meeting are:

1.	To elect three (3) class II directors, to serve until the 2028 annual meeting of our stockholders (“Proposal 1”);

2.	To ratify the appointment of M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (“Proposal 2”);

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of 20% or more of our Common Stock pursuant to the purchase agreement with Hudson Global Ventures, LLC (“Hudson Global”) pursuant to which Hudson Global has agreed to purchase from us, from time to time, up to $52,000,000 of Common Stock (“Proposal 3”);

4.	to approve an amendment to our Amended and Restated Advent Technologies Holdings, Inc. 2021 Incentive Plan (the “Incentive Plan”) to increase the number of shares of Common Stock issuable under the Incentive Plan from 530,976 to 1,011,627 and to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2046, equal to the lesser of (A) 3% of the total shares of our Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board (the “Evergreen Provision”) (the “Incentive Plan Amendment Proposal” or “Proposal 4”);

5.	To conduct advisory vote to approve compensation of our named executive officers (the “Say-on-Pay vote or “Proposal 5”);

6.	To conduct and advisory vote to indicate the preferred frequency of stockholder advisory votes to approve the compensation of our named executive officers (“Proposal 6”); and

7.	To transact such other business as may properly come before the meeting or any adjournments and postponements thereof (“Proposal 7”).

At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the 2025 Annual Meeting, other than those discussed in this proxy statement.

Record Date; Stockholders Entitled To Vote At The Meeting

Our Board has established the close of business on September 19, 2025 as the “record date” for the 2025 Annual Meeting (the “Record Date”). This means that you are entitled to vote at this meeting (and any adjournments) if our records show that you owned our Common Stock at that time. As of the Record Date, 3,291,634 shares of our Common Stock were issued and outstanding, held by approximately 31 registered stockholders of record. Each issued and outstanding share of Common Stock as of the Record Date is entitled to one vote on each matter properly to come before the 2025 Annual Meeting and can be voted only if the record owner of that share, determined as of the Record Date, is present by remote communication at the meeting or represented by proxy. A list of stockholders entitled to vote will be available for examination during the Annual Meeting at www.virtualshareholdermeeting.com/ADN2025.

Quorum

The presence, virtually online or by proxy, of holders of at least one-third (1/3) of the total votes entitled to be cast by the holders of all issued and outstanding shares of capital stock of the Company entitled to vote is necessary to constitute a quorum for the transaction of business at the 2025 Annual Meeting. Abstentions, withheld votes and “broker non-votes”, if any, will be included in the calculation of the number of shares considered to be present at the meeting to determine whether a quorum has been established. If a quorum is not present, we will be required to reconvene the annual meeting at a later date.

Virtual Meeting

To participate in the 2025 Annual Meeting, stockholders as of the Record Date, or their duly appointed proxies, will need the 16-digit control number provided on the proxy card, voting instructions form or Notice. We encourage you to access the meeting 10 minutes before the start time of 9:00 a.m., Eastern Time, on October 22, 2025. Please allow ample time for online check-in, which will begin at 8:30 a.m., Eastern Time, on October 22, 2025. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/ADN2025. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership, will be posted at www.virtualshareholdermeeting.com/ADN2025.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to participate in the Annual Meeting.

Attending the Annual Meeting

The 2025 Annual Meeting will be held entirely online at www.virtualshareholdermeeting.com/ADN2025. A summary of the information you need to attend the 2025 Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of Common Stock ownership, are posted at www.virtualshareholdermeeting.com/ADN2025.

●	Questions regarding how to attend and participate via the Internet will be answered by calling 1-800-690-6903 on the day before the Annual Meeting and the day of the 2025 Annual Meeting.

●	Please have your 16-digit control number to enter the 2025 Annual Meeting.

●	Stockholders may submit questions while attending the 2025 Annual Meeting via the Internet.

●	The meeting webcast will begin promptly at 9:00 a.m., Eastern Time.

●	We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 a.m., Eastern Time, and you should allow ample time for the check-in procedures. Webcast replay of the 2025 Annual Meeting will be available until the sooner of October 21, 2026 or the date of the next annual meeting of stockholders to be held in 2026.

Technical Assistance for the Virtual Meeting

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the annual meeting login page.

Voting Shares That You Hold In Your Name as a Stockholder of Record

If your shares are registered directly in your name with our transfer agent, then you are considered the “stockholder of record” with respect to those shares. You have four choices:

●	VOTE BY INTERNET – www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, on October 21, 2025. Have the Notice in hand when you access the website. Follow the steps outlined on the secured website.

●	VOTE BY MAIL – If you requested and received a proxy card by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we will provide or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

●	VOTE BY PHONE – Use a touch tone phone by calling the toll-free number 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m., Eastern Time, on October 21, 2025. Have the Notice in hand when you access the phone number. Follow the steps outlined on the phone line.

●	VOTE BY REMOTE COMMUNICATION AT THE VIRTUAL MEETING – See “Attending the Annual Meeting,” below.

Voting Shares That You Hold in Brokerage or Similar Accounts

Many stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. If you hold your shares in one of these ways, you are considered a beneficial owner, not a record owner, and you therefore have no direct vote on any matter to come before the 2025 Annual Meeting. Your broker, bank or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.

A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on certain “routine” matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. Broker non-votes are included in the calculation of the number of votes considered to be present at the meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted.

Proposal 1 is deemed to be a “non-routine” matter, and as a result, your broker or nominee may not vote your shares on Proposal 1 in the absence of your instruction. Proposal 2 and Proposal 3 are considered to be “routine” matters, and as a result, your broker or nominee may vote your shares in its discretion either for or against either Proposal 2 or Proposal 3 even in the absence of your instruction. If you are a beneficial owner and want to ensure that all of the shares you beneficially own are voted on Proposal 1, you must give your broker or nominee specific instructions to do so.

Required Votes to Approve Each Proposal; Voting Options

As a stockholder, you may cast one (1) vote for each share of our Common Stock held by you as of the Record Date on all matters presented at the meeting. Holders of our Common Stock do not possess cumulative voting rights.

Proposal		Description of Votes Required
1.	Election of a Director	Election of directors are determined by a plurality of the votes properly cast in respect of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors, and the director nominees who receive the greatest number of votes at the 2025 Annual Meeting (up to the total number of directors to be elected) will be elected. With respect to each nominee, you have the option to vote “for” or “withhold.” Abstentions and withheld votes, if any, will not affect the outcome of the vote on the election of directors. The election of directors is a non-routine matter. Therefore, brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a “broker non-vote.” Such broker non-votes will have no effect on the election of directors.

2.	Ratification of Appointment of M&K

Approval of the affirmative vote of a majority of the votes cast by the stockholders represented in person or by proxy is required to approve the ratification of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Please note that because the vote on Proposal 2 is advisory in nature, the results of such vote will not be binding upon our Board or its committees. You may vote “for,” “against” or “abstain” on this proposal. This proposal is a routine matter, which means brokerage firms have discretion to vote customers’ unvoted shares on this proposal. As such, broker non-votes are unlikely to result from this proposal. Abstentions will have no effect on this proposal.

Proposal		Description of Votes Required
3.	Nasdaq Listing Rule 20% Limitation – Hudson Global Transaction	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance and sale of 20% or more of our Common Stock pursuant to the purchase agreement with Hudson Global, requires the affirmative vote of a majority of the votes cast on such proposal by the stockholders represented in person or by proxy. You may vote “for,” “against” or “abstain” on this proposal. This proposal is a non-routine matter. Therefore, brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a “broker non-vote.” Abstentions and broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.

4.	Incentive Plan Amendment	Approval of an amendment to the Incentive Plan to increase the number of shares of Common Stock issuable under the Incentive Plan from 530,976 to 1,011,627 and to incorporate an Evergreen Provision, requires the affirmative vote of a majority of the outstanding shares of our Common Stock by the stockholders represented in person or by proxy entitled to vote thereon. You may vote “for,” “against” or “abstain” on this proposal. Abstentions will have the same effect as votes against the proposal.

5.	Say-on-Pay vote	For Proposal 5 to be approved, it must receive more votes “FOR” than “AGAINST” the proposal. Please note that because the vote on Proposal 4 is advisory in nature, the results of such vote will not be binding upon our Board or its committees. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

6.	Say-on-Pay Frequency vote	The frequency option receiving the affirmative vote of a majority of votes cast will be considered the frequency recommended by the Company’s stockholders for Say-on-Pay votes; if a frequency option does not receive the affirmative vote of a majority of votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders for say-on-pay votes. Please note that because the vote on Proposal 4 is advisory in nature, the results of such vote will not be binding upon our Board or its committees. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

7.	Transaction of Other Business; Adjournment or Postponement	We are asking our stockholders to vote on a proposal to approve any adjournments or postponements of the 2025 Annual for the purpose of soliciting additional proxies if there are not sufficient votes at the 2025 Annual Meeting to approve the proposals contained herein or establish a quorum.

Our Board’s Voting Recommendations

Our Board recommends that you vote:

●	FOR the election as directors of each of the individuals named as nominees in this proxy statement;

●	FOR the ratification of the appointment of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

●	FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance and sale of 20% or more of our Common Stock pursuant to the purchase agreement Hudson Global pursuant to which Hudson Global has agreed to purchase from us, from time to time, up to $52 million of Common Stock;

●	FOR the approval of an amendment to our Incentive Plan to increase the number of shares of Common Stock that may be issued pursuant to the Incentive Plan;

●	FOR approval of the non-binding advisory vote on executive compensation;

●	FOR approval of a non-binding advisory vote on annual Say-on-Pay frequency;

●	FOR the approval of any adjournments of the 2025 Annual Meeting if there are not sufficient votes at the 2025 Annual Meeting to approve the proposals contained herein or establish a quorum.

If any other matter is properly brought before the 2025 Annual Meeting, the Company – through the individual named in the proxy and acting as the “proxy holder,” or his or her designee, and pursuant to the blanket authorization granted under the proxy – will vote your shares on that matter in accordance with the discretion and judgment of the proxy holder.

Voting on Possible Other Matters

We are not aware that any person intends to propose that any matter, other than the proposals specifically described by this proxy statement, be presented for consideration or action by our stockholders at our 2025 Annual Meeting. If any such other matter should properly come before the meeting, however, favorable action on such matter would generally require the affirmative vote of a majority of the votes cast, unless our second amended and restated certificate of incorporation (“Certificate of Incorporation”) or amended and restated bylaws (“Bylaws”) or applicable law require otherwise. If you vote by proxy, you will be granting the proxy holder authority to vote your shares on any such other matter in accordance with his discretion and judgment.

Revocation of Proxies or Voting Instructions

A stockholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the 2025 Annual Meeting by executing and delivering a timely and valid later-dated proxy, by a timely and valid later Internet or telephone vote, by voting by remote communication at the meeting or by giving written notice to the Secretary. Attendance at the meeting online will not have the effect of revoking a proxy unless a stockholder gives proper written notice of revocation to the Secretary before the proxy is exercised or the stockholder votes by remote communication at the meeting. Beneficial owners who have directed their broker, bank or nominee as to how to vote their shares should contact their broker, bank or nominee for instructions as to how they may revoke or change the voting directions.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the meeting, except with respect to each director, to the extent that a director is named as a nominee for election as a director to the Board.

Solicitation of Proxies

Our Board is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We have retained Okapi Partners LLC to assist in the solicitation of proxies for a fee of $9,000, plus reimbursement of related expenses. In addition to solicitation by mail and by Okapi Partners LLC, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or virtually via the Internet. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Board consists of six (6) members. In accordance with the terms of our Certificate of Incorporation, our Board is divided into three classes, Classes I, II and III, each to serve a three-year term, except for the directors’ initial terms and except with respect to the Class III directors and the Class II directors, who will serve one-year and two-year terms, respectively, pursuant to our Certificate of Incorporation. The Class III directors, Emory De Castro and Gary Herman, will be up for re-election at the 2026 annual meeting of stockholders, and the Class I director, Robert W. Schwartz will be up for re-election at the 2027 annual meeting of stockholders. The term of the Class II directors, Marc Seelenfreund, Seth Lukash and Joseph Celia, will expire at this 2025 Annual Meeting. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the sooner of the third annual meeting following the election or until the 2027 annual meeting of stockholders. We are nominating three (3) Class II directors listed below. If elected, the nominees will serve on our Board until the 2027 annual meeting, or until his or her successor is duly elected and qualified in accordance with our Certificate of Incorporation and Bylaws, or his or her earlier death, resignation or removal.

Nominees for Election

Below is certain information concerning our Board’s nominee for election at this year’s 2025 Annual Meeting. The biographies of the nominees contain information regarding the experience, qualifications, attributes or skills that caused the nominating and corporate governance committee and our Board to determine that the nominees should be re-elected as a director of the Company.

Following the director biographies is information concerning our corporate governance structure, including descriptions of the standing committees of our Board, namely our audit, compensation and nominating and corporate governance committees. The directors serving on each committee are listed in the descriptions below. Our directors may also serve on other committees of our Board and the board of directors of the Company’s subsidiaries that are not required to be described by this proxy statement and which are therefore not identified in the information below.

Elsewhere in this proxy statement you will find information concerning the number of shares of our Common Stock that are beneficially owned by each of our directors (see “Security Ownership of Certain Beneficial Owners and Management”) and information regarding the compensation of our directors (see “Executive Officer and Non-Employee Director Compensation”). We urge you to review all of this information when deciding how to vote on Proposal 1.

The following persons have been nominated for election to our Board:

Mr. Marc Seelenfreund, age 56, is the Founder and has been the Chief Executive Officer of Siyata Mobile Inc. (“Siyata”) (NASDAQ: SYTA) since July 2015. Siyata is a leading vendor of mission critical Push to Talk Over Cellular products working with all the major cellular carriers in North America as well as in international markets. Mr. Seelenfreund has over 20 years of experience in the telecom and cellular arena as was founder of a leading telecom distribution company Accel Ltd (Tase: ACCL) representing multiple global telecom vendors in the Israeli telecom market. Mr. Seelenfreund was an officer in the IDF, received a law degree from Bar Ilan University and is the Chairman of Ono Academic College. We believe that Mr. Seelenfreund is qualified to serve on our board of directors because of his extensive telecom and cellular industry experience as well as his strong business acumen and leadership skills.

Mr. Seth Lukash, age 78, is a seasoned corporate director, officer, and investor. For 30 years he was a CEO for various technology and manufacturing companies. He was CEO and President of Tridex, Inc. (n/k/a TransAct Technologies (NASDAQ: TACT) a manufacturer of printers and peripherals to the banking, lottery/gaming, and retail sales markets. Mr. Lukash was Chairman and CEO of Progressive Software, a large provider of application software to the restaurant and hospitality industry. After the sale and divestiture of these companies he advised several technology companies. He has served as an advisor to OEM Capital a boutique investment banking firm and Strategic Turnaround Equity Partners, LP, a fund focused on investments in undervalued public companies. For the past two years he has advised an AI start-up with their organization and structuring for additional financing. He started his finance career as a research analyst for Carter Berlind & Weil. Mr. Lukash is a graduate of the University of Miami with a BA in Finance. We believe that Mr. Lukash is qualified to serve on our board of directors because of his extensive leadership experience in technology and manufacturing companies, as well as his strong financial and investment expertise.

Mr. Joseph P. Celia, age 60, is a technology industry veteran with 30 years of experience with an impressive track record in building strategic partnerships, driving new business initiatives, and penetrating new markets. His dynamic and results-oriented approach in sales leadership within the rapidly evolving tech sector has consistently led to significant achievements. Mr. Celia has held executive and senior-level sales management positions at some of the tech industry’s most respected organizations, including Hewlett Packard (NYSE: HPQ), Motorola (NYSE: MSI), 3Com, Symbol Technologies, Bradford Networks, Accton Technology, and FIS Global (NYSE:FIS). Mr. Celia has a BS from Northeastern University in Computer Technology. We believe that Mr. Celia is qualified to serve on our board of directors because of his 30 years of technology industry experience and proven success in building strategic partnerships and driving business growth at leading global tech companies.

Continuing Board of Directors

The following information describes the offices held and other business directorships, the class and term of each director whose term continues beyond this 2025 annual meeting and who is not subject to election this year. Beneficial ownership of equity securities for these directors is also shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Dr. Emory S. De Castro, age 68, has been Advent’s Chief Technology Officer since 2013. Dr. De Castro is responsible for the overall technical, manufacturing and business development operations for Advent. Prior to joining Advent, Dr. De Castro was a Vice President, Business Management and the site manager for BASF Fuel Cell Inc (“BASF”). in Somerset NJ. At BASF Dr. De Castro led marketing and sales, business development, quality control, and R&D direction all cumulating in nearly a four-fold increase in revenues. As the Executive Vice President at the E-TEK Division, De Nora North America he managed operations, created a global brand, and expanded the organization’s fuel cell component business in Asia and Europe. Dr. De Castro has over 100 patent applications spanning fuel cell materials and catalysts, electrochemical technology, sensors, and a beer bottle cap that extends shelf life. He shares with his team an award with Los Alamos National Laboratory for the Top 100 Global R&D in the development of a next generation HT PEM MEA, (November 2024); recipient of the Department of Energy Award for R&D for advancing Ion Pair HT PEM MEAs, (2024); the Feynman Award for Technology Transfer, Los Alamos National Laboratory (with Los Alamos National Laboratory,2 023); in 2013 the Department of Energy Award for Manufacturing R&D in lowering the cost of gas diffusion electrodes and the 2005 ECS New Technology Award to E-TEK Division, for introducing and commercializing a new electrolysis technology. Dr. De Castro received his Ph.D. from the Department of Chemistry at the University of Cincinnati and a B.S. in Chemistry from Duke University. Dr. De Castro is well-qualified to serve on our board of directors due to his extensive scientific and technological experience. We believe Dr. De Castro is qualified to serve on our board of directors because of his extensive knowledge of our business and industry experience.

Mr. Gary Herman, age 60, has been a director of Advent since August 2024 and the Chief Executive Officer and Interim Chief Financial Officer of the Company since October 2024. Mr. Herman is a seasoned investor with many years of investment and business experience. From 2005 to 2020 he co-managed the Strategic Turnaround Equity Partners, LP (Cayman) fund and its affiliates. From January 2011 to August 2013, he was a managing member of Abacoa Capital Management, LLC, which managed Abacoa Capital Master Fund, Ltd., focused on a Global-Macro investment strategy. From 2005 to 2020, Mr. Herman was affiliated with Arcadia Securities LLC, a New York-based broker-dealer. From 1997 to 2002, he was an investment banker with Burnham Securities, Inc. From 1993 to 1997, he was a managing partner of Kingshill Group, Inc., a merchant banking and financial firm with offices in New York and Tokyo. Mr. Herman has a B.S. from the University at Albany with a major in Political Science and minors in Business and Music. Mr. Herman has many years of experience serving on the boards of public and private companies. He presently sits on the boards of Siyata Mobile, Inc. (NASDAQ: SYTA) and SusGlobal Energy Corp. (OTCQB: SNRG). We believe Mr. Herman is qualified to serve on our board of directors because of his extensive knowledge of our business and service on other public company boards of directors.

Robert W. Schwartz, age 80, is the Chairman & Founder of Schwartz Heslin Group, Inc (“SHG”), which he founded in 1985. Mr. Schwartz specializes in corporate finance and M&A activities. Prior to starting SHG, he was a founder, President and Chief Executive Officer of Winsource, Inc., a venture-funded high-tech telecommunications company. In addition, he was the President and Chief Operating Officer of Coradian Corporation, an American Stock Exchange-listed company that he took public in 1979. He was also the Chief Financial Officer of Garden Way Manufacturing Corporation, a major manufacturer of outdoor power equipment. His earlier experience was with KPMG as a management consultant and with IBM. Since starting SHG, he has worked with over 750 businesses utilizing his experience in finance and general management to help achieve their objectives. He has served as a director of a number of public, private and non-profit organizations; he currently serves on the boards of three corporations. He chaired The University at Albany Foundation’s Council on Economic Outreach, is past non-executive chairman of the Statewide Zone Capital Corporation, a subsidiary of Pursuit, Inc., was chair of the New York State Industries for the Disabled and is a director of Dais Analytic Corporation and the Golub Corporation. Mr. Schwartz also serves on the board of Northeast Grocers, Inc., formed through the merger of Golub Corporation and Tops supermarkets. He also chairs the Audit Committee. He has been a frequent guest lecturer at universities and professional organizations and taught a graduate course in entrepreneurship at The University at Albany for 20 years. Mr. Schwartz is a graduate of Cornell University with a BS in Labor and Industrial Relations, and graduate work at The University of Albany. We believe Mr. Schwartz is qualified to serve on our board of directors because of his extensive finance industry and corporate experience and service on other public company boards of directors.

Required Vote of Stockholders

Election of directors are determined by a plurality of the votes properly cast in respect of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors, and the director nominees who receive the greatest number of votes at the 2025 Annual Meeting (up to the total number of directors to be elected) will be elected. With respect to each nominee, you have the option to vote “for” or “withhold.” Abstentions and withheld votes, if any, will not affect the outcome of the vote on the election of directors. The election of directors is a non-routine matter. Therefore, brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a “broker non-vote.” Such broker non-votes will have no effect on the election of directors.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE NOMINEES NAMED UNDER PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with its charter, the audit committee of our Board has selected the firm of M&K, an independent registered public accounting firm, to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and our Board is asking stockholders (on a non-binding advisory basis) to ratify that appointment. M&K has not previously served as Advent’s independent registered public accounting firm for the audit of its financial statements. We are not required to have the stockholders ratify the appointment of M&K as our independent registered public accounting firm. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the audit committee will reconsider the retention of M&K, but ultimately may decide to retain M&K as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the audit committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Before selecting M&K, the audit committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance for Advent in prior years, including the firm’s efficiency, integrity and competence in the fields of accounting and auditing. The audit committee has expressed its satisfaction with M&K in all of these respects.

Representatives of M&K will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees and Services

Audit and other fees billed to us by M&K for the current fiscal year ending December 31, 2025 are as follows:

2025 YTD
Audit Fees	$-
Audit-Related Fees	$-
Tax Fees	$-
All Other Fees	$58,500
Total	$58,500

Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by M&K in connection with regulatory filings. The aggregate fees of M&K related to audit and review services total $0 through the date of this proxy statement. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal year ending December 31, 2025 through the date of this proxy statement, we have paid M&K $69,000 in audit-related fees.

Tax Fees. We have not paid and do not anticipate paying M&K for tax return services, planning and tax advice for the fiscal year ending December 31, 2025.

All Other Fees. We have paid M&K $58,500 through the date of this proxy statement for fees related to the Company’s quarterly reports on Form 10-Q and work pertaining to the issuance of opinions in connection with certain registration statements filed with the Securities and Exchange Commission for the fiscal year ending December 31, 2025.

Pre-Approval by Audit Committee of Principal Accountant Services.

Our audit committee is responsible for approving or pre-approving all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the independent auditor and pre-approve the related fees. Pursuant to its charter, the audit committee delegated to each of its members, acting singly, the authority to pre-approve any audit services if the need for consideration of a pre-approval request arises between regularly scheduled meetings, with such approval presented to the audit committee at its next scheduled meeting or as soon as practicable thereafter.

Vote Required

You may vote “for,” “against” or “abstain” on this proposal. Approval of the affirmative vote of a majority of the votes cast by the stockholders represented in person or by proxy is required to approve the ratification of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Please note that because the vote on Proposal 2 is advisory in nature, the results of such vote will not be binding upon our Board or its committees.

This proposal is a routine matter, which means brokerage firms have discretion to vote customers’ unvoted shares on this proposal. As such, broker non-votes are unlikely to result from this proposal. Abstentions will have no effect on this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY M&K AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2025.

PROPOSAL 3

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE POTENTIAL ISSUANCE AND SALE OF 20% OR MORE OF OUR COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND, LLC PURSUANT TO WHICH LINCOLN PARK HAS AGREED TO PURCHASE FROM US, FROM TIME TO TIME, UP TO $50 MILLION OF COMMON STOCK

On August 14, 2025, the Company entered into a purchase agreement (“Purchase Agreement”) with Hudson Global and a registration rights agreement (the “Registration Agreement”) pursuant to which Hudson Global has agreed to purchase from the Company up to an aggregate of $52.0 million worth of our Common Stock. The Company is submitting this Proposal 3 to you in order to obtain the requisite stockholder authorization in accordance with The Nasdaq Listing Rules to sell shares of our Common Stock to Hudson Global in excess of 19.99% of our outstanding shares of Common Stock (as of the date the Company entered into the Purchase Agreement), if the Company so chooses, as more fully described below.

Agreement with Hudson Global

Under the terms and subject to the conditions of the Purchase Agreement, the Company has the right, but not the obligation, to sell to Hudson Global, and Hudson Global is obligated to purchase, up to $52.0 million worth of shares of Common Stock. Such sales of Common Stock by the Company, if any, will be subject to certain limitations, and may occur from time to time, at the Company’s sole discretion, over the 24-month period commencing on August 14, 2025, or such earlier termination date as specified in the Purchase Agreement (the “Commitment Period”), and pursuant to the Registration Agreement.

Under the Purchase Agreement, at any time during the Commitment Period, on any business day selected by the Company, the Company may direct Hudson Global to purchase shares of Common Stock (each such request, a “Put Notice”), subject to certain conditions, including that a registration statement covering the resale of the shares is effective and available for use, and that other customary closing conditions are satisfied.

The purchase price per share for each such purchase under a Put Notice will be equal to the lower of: (i) 84% of the closing price of the Common Stock on Nasdaq on the trading day immediately preceding the date of the applicable Put Notice; and (ii) 84% of the lowest closing price of the Common Stock on Nasdaq during the three trading days immediately following the applicable clearing date related to the Put Notice (the “Valuation Period”), as reported on Quotestream or another reputable source designated by Hudson Global, subject to adjustment as specified in the Purchase Agreement.

There are no upper limits on the price per share that Hudson Global must pay for shares of the Common Stock. However, in all instances, the Company may not sell shares of Common Stock to Hudson Global under the Purchase Agreement if such issuance would violate Nasdaq rules, or if it would result in Hudson Global beneficially owning more than 4.99% of our Common Stock.

From the date of the Purchase Agreement through the date of this Proxy Statement, the Company has sold 490,000 shares of Common Stock pursuant to the Purchase Agreement. The Company currently intends to use the net proceeds from the sale of securities to Hudson Global for working capital and general corporate purposes.

Requirement to Seek Stockholder Approval

As a result of the Company’s listing on The Nasdaq Capital Market, issuances of Common Stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires the Company to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) at a price less than the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Under the Nasdaq 20% Rule, in no event may the Company issue or sell to Hudson Global under the Purchase Agreement more than 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (which was 534,031 shares based on shares outstanding immediately prior to the execution of the Purchase Agreement) (the “Hudson Global Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Hudson Global Exchange Cap or (ii) the average price of all shares of Common Stock issued to Hudson Global under the Purchase Agreement equals or exceeds the minimum price required under Nasdaq rules (which represents the official closing price of the Common Stock on Nasdaq the day of signing of the Purchase Agreement) (the “Hudson Global Minimum Price”). In any event, the Purchase Agreement specifically provides that the Company may not issue or sell any shares of our Common Stock under the Purchase Agreement if such issuance or sale would breach any applicable Nasdaq rules.

As of the date of this Proxy Statement, we have issued 490,000 shares of Common Stock to Hudson Global under the Purchase Agreement. Based on the closing sale price of the Common Stock as reported on Nasdaq as of the date of the Purchase Agreement, to fully utilize the $52.0 million available under the Purchase Agreement, the Company would need to issue significantly more than 534,031 shares of Common Stock to Hudson Global, which would be in excess of the Nasdaq 20% Rule. Accordingly, in order to be able to sell to Hudson Global the full amount remaining under the Purchase Agreement at a price less than the Hudson Global Minimum Price, we are seeking stockholder approval to issue greater than 20% of our outstanding shares as of the date we entered into the agreement with Hudson Global.

In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval to permit the issuance of 20% or more of our Common Stock to Hudson Global pursuant to the Purchase Agreement.

Effect of Failure to Obtain Stockholder Approval

As of the date of this Proxy Statement, we have issued 490,000 shares of Common Stock to Hudson Global pursuant to the Purchase Agreement. If the stockholders do not approve this Proposal 3, we will be unable to issue shares of Common Stock to Hudson Global pursuant to the Purchase Agreement in excess of the Hudson Global Exchange Cap if sold at a price less than the Hudson Global Minimum Price.

Effect of Approval

Upon obtaining the stockholder approval requested in this Proposal 3, we would no longer be bound by the Nasdaq 20% Rule restriction on issuances of Common Stock to Hudson Global. If this Proposal 3 is approved by our stockholders, we would be able to issue more than the original Hudson Global Exchange Cap (or 534,031 shares) to Hudson Global under the Purchase Agreement at a price less than the Hudson Global Minimum Price. The maximum number of shares of Common Stock that we may issue would fluctuate from time to time based on the price of our Common Stock. Assuming we received the stockholder approval we are requesting in this Proposal 3, and assuming the total dollar value of $52.0 million under the Purchase Agreement were issued at recent market prices, a significantly larger number of shares than the Exchange Cap would be issuable to Hudson Global.

In addition, the additional shares that we could issue to Hudson Global will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility.

Each additional share of Common Stock that would be issuable to Hudson Global would have the same rights and privileges as each share of our currently authorized Common Stock.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH

NASDAQ LISTING RULE 5635(D), OF THE POTENTIAL ISSUANCE AND SALE OF 20% OR MORE OF

THE COMPANY’S COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT WITH HUDSON GLOBAL

PROPOSAL 4

AMENDMENT TO THE ADVENT TECHNOLOGIES HOLDINGS, INC. 2021 EQUITY INCENTIVE PLAN

The Board has unanimously adopted, and is submitting for stockholder approval, a second amendment to the Incentive Plan (as amended by the Second Incentive Plan Amendment, the “Amended Plan”) to increase the number of shares of our Common Stock authorized for issuance under the Plan by 480,651 shares and to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2046, equal to the lesser of (A) 3% of the total shares of our Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board (the “Evergreen Provision”), so that we may continue to meet our compensation goals for current and future years and to provide sufficient authorized shares available under the Plan (the “Second Incentive Plan Amendment Proposal”).

The Board believes that the success of the Company is largely dependent on its ability to attract, retain and motivate highly-qualified employees and non-employee directors, and that by continuing to offer them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract, retain and motivate such persons. As of September 19, 2025 there were approximately 370,091 shares of Common Stock available for issuance under the Plan. Accordingly, the Board has determined that there are not sufficient shares of Common Stock available under the Plan to support the Company’s intended compensation programs over the next several years.

On September 29, 2025, subject to stockholder approval, the Board approved the Second Incentive Plan Amendment described in this Proposal 2, and the Board is now submitting the Second Incentive Plan Amendment attached to this Proxy Statement, as Annex B, for stockholder approval. As proposed for approval, the Second Incentive Plan Amendment will increase the number of shares of our Common Stock issuable under the Plan by 480,651 shares and incorporate an Evergreen Provision to annually increase the maximum number of Common Stock available for issuance under the Incentive Plan. As described more fully below, we consider equity compensation to be a key component of our compensation structure.

The closing sale price of our Common Stock quoted on The Nasdaq Capital Market on September 25, 2025, was $3.38 per share.

Description of the Plan Amendment

The following is a summary of the Second Incentive Plan Amendment:

Section 4(a) of the Incentive Plan is amended to include an additional 480,651 shares of Common Stock authorized for issuance under the Plan and to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2046, equal to the lesser of (A) 3% of the total shares of our Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board.

Description of the Plan

The following is a summary of the material terms of the Incentive Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Incentive Plan, as modified by the Second Plan Amendment attached to this Proxy Statement as Annex B, and it assumes that this Proposal 2 is approved.

Purpose

The purpose of the Plan is to advance our interests by providing for the grant to our employees, directors, consultants, and advisors of stock and stock-based awards.

Administration

The Plan is administered by the Compensation Committee, except with respect to matters that are not delegated to the Compensation Committee by the Board. The Compensation Committee (or Board, as applicable) has the discretionary authority to interpret the Plan and any awards granted under it, determine eligibility for and grant awards, determine the exercise price, base value from which appreciation is measured or purchase price, if any, applicable to any award, determine, modify, accelerate and waive the terms and conditions of any award, determine the form of settlement of awards, prescribe forms, rules and procedures relating to the Plan and awards, determine the time or times of receipt, type of and number of shares of Common Stock covered by awards and otherwise do all things necessary or desirable to carry out the purposes of the Plan or any award. The Compensation Committee may delegate such of its duties, powers, and responsibilities as it may determine to one or more of its members, members of the Board and, to the extent permitted by law, the Company’s officers, and may delegate to employees and other persons such ministerial tasks as it deems appropriate. As used in this description, the term “Administrator” refers to the Compensation Committee and its authorized delegates, as applicable.

Eligibility

Company employees, directors, consultants, and advisors are eligible to participate in the Incentive Plan. Eligibility for stock options intended to be incentive stock options, or ISOs, is limited to our employees or employees of certain of our affiliates. Eligibility for stock options, other than ISOs, and stock appreciation rights, or SARs, is limited to individuals who are providing direct services to us or certain of our affiliates on the date of grant of the award.

Authorized Shares

Subject to adjustment as described below, the maximum number of shares of our Common Stock that may be delivered in satisfaction of awards under the Incentive Plan is currently 569,306 shares. If the Second Incentive Plan Amendment is approved by the stockholders, the maximum number of shares of our Common Stock that may be delivered in satisfaction of awards under the Incentive Plan will increase to 1,011,627 and will be subject to annual increases on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2046, equal to the lesser of (A) 3% of the total shares of our Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board.

The number of shares of our Common Stock delivered in satisfaction of awards under the Incentive Plan is determined (i) by including shares withheld by us in payment of the exercise price or purchase price of the award or in satisfaction of tax withholding requirements with respect to the award, (ii) by including the full number of shares covered by any portion of a SAR which is settled in shares of our Common Stock, and (iii) by excluding any shares underlying awards settled in cash or that expire, become unexercisable, terminate or are forfeited to us without the delivery (or retention, in the case of restricted stock or unrestricted stock) of shares of our Common Stock. The number of shares available for delivery under the Incentive Plan will not be increased by any shares that have been delivered under the Incentive Plan and are subsequently repurchased using proceeds directly attributable to stock option exercise. Shares that may be delivered under the Incentive Plan may be authorized but unissued shares, treasury shares or previously issued shares acquired by the Company.

Director Limits

The aggregate value of all compensation granted or paid to any of our non-employee directors with respect to any calendar year, including awards under the Incentive Plan, for his or her services as a director during such calendar year, may not exceed $500,000 with the value of any awards under the Incentive Plan calculated based on their grant date fair value and assuming maximum payout.

Types of Awards

The Incentive Plan provides for the grant of stock options, SARs, restricted and unrestricted stock and stock units, performance awards and other awards that are convertible into or otherwise based on our Common Stock. Dividend equivalents may also be provided in connection with certain awards under the Incentive Plan, provided that any dividend equivalents will be subject to the same risk of forfeiture, if any, as applies to the underlying award.

Stock options and SARs. The Administrator may grant stock options, including ISOs, and SARs. A stock option is a right entitling the holder to acquire shares of our Common Stock upon payment of the applicable exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or shares of equivalent value) equal to the excess of the fair market value of the shares subject to the right over the base value from which appreciation is measured. The exercise price per share of each stock option, and the base value of each SAR, granted under the Incentive Plan shall be no less than 100% of the fair market value of a share on the date of grant (110% in the case of certain ISOs). Other than in connection with certain corporate transactions or changes to our capital structure, stock options and SARs granted under the Incentive Plan may not be repriced, amended, or substituted for with new stock options or SARs having a lower exercise price or base value, nor may any consideration be paid upon the cancellation of any stock options or SARs that have a per share exercise or base price greater than the fair market value of a share on the date of such cancellation, in each case, without stockholder approval. Each stock option and SAR will have a maximum term of not more than ten years from the date of grant (or five years, in the case of certain ISOs).

Restricted and unrestricted stock and stock units. The Administrator may grant awards of stock, stock units, restricted stock, and restricted stock units. A stock unit is an unfunded and unsecured promise, denominated in shares, to deliver shares or cash measured by the value of shares in the future, and a restricted stock unit is a stock unit that is subject to the satisfaction of specified performance or other vesting conditions. Restricted stock are shares subject to restrictions requiring that they be forfeited, redelivered, or offered for sale to us if specified performance or other vesting conditions are not satisfied.

Performance awards. The Administrator may grant performance awards, which are awards subject to the achievement of performance criteria.

Other share-based awards. The Administrator may grant other awards that are convertible into or otherwise based on shares of our Common Stock, subject to such terms and conditions as it determines.

Substitute awards. The Administrator may grant substitute awards in connection with certain corporate transactions, which may have terms and conditions that are inconsistent with the terms and conditions of the Incentive Plan.

Vesting; Terms of Awards

The Administrator determines the terms and conditions of all awards granted under the Incentive Plan, including the time or times an award vests or becomes exercisable, the terms and conditions on which an award remains exercisable, and the effect of termination of a participant’s employment or service on an award. The Administrator may at any time accelerate the vesting or exercisability of an award. The Administrator may cancel, rescind, withhold, or otherwise limit or restrict any award if a participant is not in compliance with all applicable provisions of the Incentive Plan and/or any award agreement evidencing the grant of an award, or if the participant breaches any restrictive covenants.

Transferability of Awards

Except as the Administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution.

Effect of Certain Transactions

In the event of certain covered transactions (including the consummation of a consolidation, Business Combination or similar transaction, the sale of all or substantially all of our assets or shares of our Common Stock, or our dissolution or liquidation), the Administrator may, with respect to outstanding awards, provide for (in each case, on such terms and subject to such conditions as it deems appropriate):

●	The assumption, substitution or continuation of some or all awards (or any portion thereof) by the acquiror or surviving entity;

●	The acceleration of exercisability or delivery of shares in respect of any award, in full or in part; and/or

●	The cash payment in respect of some or all awards (or any portion thereof) equal to the difference between the fair market value of the shares subject to the award and its exercise or base price, if any.

Except as the Administrator may otherwise determine, each award will automatically terminate or be forfeited immediately upon the consummation of the covered transaction, other than awards that are substituted for, assumed, or that continue following the covered transaction.

Adjustment Provisions

As noted above, in the event of certain corporate transactions, including a stock dividend, stock split, or combination of shares (including the Reverse Stock Split), recapitalization or other change in our capital structure, the Administrator shall make appropriate adjustments to the maximum number of shares that may be delivered under the Incentive Plan, the individual award limits, the number and kind of securities subject to, and, if applicable, the exercise or purchase prices (or base values) of outstanding awards, and any other provisions affected by such event.

Clawback

The Administrator may provide that any outstanding award, the proceeds of any award or shares acquired thereunder and any other amounts received in respect of any award or shares acquired thereunder will be subject to forfeiture and disgorgement to us, with interest and other related earnings, if the participant to whom the award was granted is not in compliance with any provision of the Incentive Plan or any award, any non-competition, non-solicitation, no-hire, non-disparagement, confidentiality, invention assignment or other restrictive covenant, or any company policy that relates to trading on non-public information and permitted transactions with respect to shares of our Common Stock or provides for forfeiture, disgorgement, or clawback, or as otherwise required by law or applicable stock exchange listing standards.

Amendments and Termination

The Administrator may at any time amend the Incentive Plan or any outstanding award and may at any time suspend or terminate the Incentive Plan as to future grants. However, except as expressly provided in the Incentive Plan, the Administrator may not alter the terms of an award so as to materially and adversely affect a participant’s rights without the participant’s consent (unless the Administrator expressly reserved the right to do so in the applicable award agreement). Any amendments to the Incentive Plan will be conditioned on stockholder approval to the extent required by applicable law, regulations or stock exchange requirements.

Term

No awards shall be granted under the Incentive Plan after the completion of ten years from the date on which the Incentive Plan is approved by the board of directors or approved by our stockholders (whichever is earlier), but awards previously granted may extend beyond that time.

Material U.S. Federal Income Tax Consequences of Awards Granted Under the Incentive Plan

The following is a summary of U.S. federal income tax consequences associated with awards granted under the Incentive Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the Incentive Plan, nor does it cover state, local, or non-U.S. taxes, except as may be specifically noted. The Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Stock Options (other than ISOs). In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to us, subject to the limitations set forth in the Code. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which we are not entitled to a deduction.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to us, subject to the limitations set forth in the Code) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares purchased pursuant to an ISO is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received upon such exercise. A corresponding deduction is generally available to us, subject to the limitations set forth in the Code.

Unrestricted Stock Awards. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code.

Restricted Stock Awards. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to us, subject to the limitations set forth in the Code. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the Incentive Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is taxed upon vesting (and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Application of Section 409A of the Code

Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements.

While the awards that have been granted and that are to be granted pursuant to the Incentive Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code, if they are not exempt from coverage under such section, if they do not, a participant could be subject to additional taxes and interest.

Required Vote

The Second Incentive Plan Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE SECOND AMENDMENT TO

THE ADVENT TECHNOLOGIES HOLDINGS, INC. 2021 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE BY 569,306 to 654,701.

PROPOSAL 5

ADVISTORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”), the Company is providing the stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This proposal, commonly known as a “Say-on-Pay” proposal, gives Company stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific element of compensation but rather the overall compensation of the Company’s named executive officers and the philosophy, policies, and practices described in this proxy statement. The Company’s board of directors and compensation committee believe that these policies and practices are effective in implementing the Company’s compensation philosophy and in achieving the Company’s compensation program goals.

Accordingly, the board of directors is asking the Company’s stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting an advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and the narrative discussions that accompany the compensation tables.”

Vote Required and Recommendation of the Board of Directors

For this proposal to be approved, it must receive more votes “FOR” than “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Because the vote is advisory, the result will not be binding on our board of directors or compensation committee. Nevertheless, the views expressed by our stockholders, whether through this say-on-pay vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES TO APPROVE THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 5 above. By voting on Proposal 6, stockholders may indicate whether they would prefer a non-binding vote on named executive officer compensation once every one, two or three years.

After considering the benefits and consequences of each alternative, our board of directors recommends that the advisory vote on the compensation of our named executive officers be submitted to stockholders every three years.

Our board of directors believes that holding an advisory vote on the compensation of our named executive officers every three years is the most appropriate policy at this time. While our executive compensation program is designed to align pay with performance, we believe a three-year frequency allows for a more meaningful and long-term evaluation of our compensation practices, avoiding an overreliance on short-term results that may be influenced by factors outside of management’s control, such as economic volatility or shifts in market conditions.

We believe a triennial vote also provides our board of directors and management with the time needed to thoughtfully evaluate stockholder feedback and, if appropriate, consider and implement changes to our compensation program. In many cases, any such changes would be prospective and not reflected until a later proxy cycle. A three-year cycle enables more informed decision-making and allows sufficient time for changes to take effect and be properly assessed.

Our board of directors values ongoing dialogue with stockholders and believes that a triennial vote will complement other opportunities for input, including votes on equity compensation plans and direct communications with the Company. We remain committed to maintaining transparency and accountability in our executive compensation practices.

Vote Required and Recommendation of the Board of Directors

Our board of directors believes that its recommendation is appropriate at this time. The stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the advisory vote on the approval of our executive officer compensation practices should be held every year, every other year or every three years. The frequency option receiving the affirmative vote of a majority of votes cast will be considered the frequency recommended by the Company’s stockholders for Say-on-Pay votes. If a frequency option does not receive the affirmative vote of a majority of votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders for Say-on-Pay votes. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Our board of directors and the compensation committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, our board of directors will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on our board of directors or us, our board of directors may decide that it is in the best interests of the stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “THREE YEARS” AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES.

PROPOSAL 7

TRANSACTION OF OTHER BUSINESS; ADJOURNMENT OR POSTPONEMENT

To consider and vote on a proposal to transact any other business properly brought forth at the 2025 Annual Meeting and to approve any adjournment or postponement of the 2025 Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of the proposal set forth herein if there are not sufficient votes at the time of the 2025 Annual Meeting to adopt such proposals or to establish a quorum.

Vote Required

You may vote “for,” “against” or “abstain” on this proposal. Approval of the affirmative vote of a majority of the votes cast by the stockholders represented in person or by proxy is required to approve Proposal 7.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO TRANSACT ANY FURTHER BUSINESS

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Our Board manages or directs the business and affairs of the Company, as provided by the Delaware General Corporation Law (the “DGCL”), and conducts its business through meetings of the Board and three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee.

Our Board evaluates the Company’s corporate governance policies on an ongoing basis with a view towards maintaining the best corporate governance practices in the context of the Company’s current business environment and aligning our governance practices closely with the interest of our stockholders. Our Board and management value the perspective of our stockholders and encourage stockholders to communicate with the Board as described under “Communication with Directors” below.

Board Composition

Our authorized Board consists of six members. In accordance with the Certificate of Incorporation, our Board is divided into three classes, Classes I, II and III, each to serve a three-year term, except with respect to Board members who are elected at the Annual Meeting, who will serve two-year terms set to expire at the 2027 annual meeting of the Company’s stockholders. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. Directors will not be able to be removed during their term except for cause. The directors are divided among the three classes as follows:

●	the Class II directors are Messrs. Seelenfreund, Lukash and Celia, and their term will expire at the 2025 Annual Meeting;

●	the Class III directors are Messrs. De Castro and Herman, and their terms will expire at the annual meeting of stockholders to be held in 2026.

●	The Class I director is Mr. Schwartz, and his term will expire at the annual meeting of stockholders to be held in 2027.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of Board into three (3) classes with staggered two- or three-year terms may delay or prevent a change of our management or a change in control.

Board Leadership Structure

The Board has not appointed a chairman or lead director to the Board. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Director Independence

Our Board currently consists of six (6) members. Our Board has determined that four (4) of those members, Messrs. Lukash, Celia, Schwartz, and Seelenfreund, are independent directors in accordance with the listing requirements of the Nasdaq Stock Market, or Nasdaq. Under the rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the independent directors or by a nominating and corporate governance committee comprised solely of independent directors. Under the rules of the Nasdaq Stock Market, a director will only qualify as “independent” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such person is “independent” as defined by the applicable rules of the Nasdaq Stock Market and the Exchange Act.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that four of our directors are “independent directors” as defined under applicable rules of the Nasdaq Stock Market, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. De Castro is not an independent director under these rules because he is our Chief Technology Officer. Mr. Herman is not an independent director under these rules because he is our Chief Executive Officer.

Role of Board in Risk Oversight Process

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks associated with our compensation policies and practices. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The nominating and corporate governance committee is responsible for overseeing the management of risks associated with potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from committee members about such risks. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Committees and Attendance

During 2024, our Board held sixteen (16) meetings and acted by written consent two (2) times, the audit committee held two (2) meetings, the compensation committee held no meetings and the nominating and corporate governance committee did not hold any meetings. During that time, no member of our Board attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of our Board on which he or she served (held during the period that such director served).

In addition to regular meetings of our Board, the Company’s non-management, independent directors meet in executive sessions without management participation.

Our Board has established three standing committees – audit, compensation and nominating and corporate governance – each of which operates under a charter that has been approved by our Board. The charters for each committee are available under the Investors / Governance / Governance Documents page on our website at www.advent.energy.

Audit Committee

Our audit committee consists of Messrs Lukash, Celia and Seelenfreund. The Board has determined that each member is independent under the Nasdaq Stock Market listing standards and Rule 10A-3(b)(1) under the Exchange Act. The chairperson of our audit committee is Mr. Lukash. Our Board has determined that Mr. Lukash qualifies as an “audit committee financial expert” as such term is defined under the Securities and Exchange Commission (the “SEC”) rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and possesses financial sophistication, as defined under the rules of Nasdaq Stock Market.

The primary purpose of the audit committee is to discharge the responsibilities of the Board with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of our audit committee include:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing policies on risk assessment and risk management;

●	reviewing related party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	by the independent registered public accounting firm.

The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.”

Compensation Committee

The compensation committee consists of Messrs. Lukash and Celia. The chairperson of the compensation committee is Mr. Celia. The primary purpose of the compensation committee is to discharge the responsibilities of the Board to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to its executive officers, directors and other senior management, as appropriate.

Specific responsibilities of the compensation committee include:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of our other executive officers;

●	reviewing and recommending to our Board the compensation of our directors;

●	reviewing our executive compensation policies and plans;

●	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;

●	selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;

●	assisting management in complying with our proxy statement and Annual Report disclosure requirements;

●	if required, producing a report on executive compensation to be included in our annual proxy statement;

●	reviewing and establishing general policies relating to compensation and benefits of our employees; and

●	reviewing our overall compensation philosophy.

Role of the Compensation Consultant

In accordance with the compensation committee Charter (the “Compensation Committee Charter”), the compensation committee has the authority to engage, retain and terminate a compensation consultant. The compensation committee also has the sole authority to approve the fees of such consultant. The compensation committee engaged ClearBridge Compensation Group LLC (“ClearBridge”) as its independent compensation consultant. ClearBridge reports directly to the Compensation Committee, which has authority under the Compensation Committee Charter to retain compensation consultants, although its representatives may also meet with management from time to time.

Services performed by ClearBridge for the compensation committee include, but are not limited to:

1.	reviewing the Company’s compensation philosophy;

2.	evaluation of compensation program design for 2024;

3.	providing market context for compensation committee decisions

a.	In 2024, the Company elected to forgo establishing a compensation peer group, and as a result relied on survey data for benchmark purposes (as needed), scoped to the Company’s size;

4.	review of cash bonuses paid to executive officers;

5.	review of long-term incentive awards;

6.	review and determine go-forward non-employee director compensation program; and

7.	analysis of current trends in executive compensation, and updates regarding applicable legislative and governance activity.

The compensation committee determined that the services provided by ClearBridge to the compensation committee did not give rise to any conflicts of interest. The compensation committee made this determination by assessing the independence of ClearBridge under the applicable rules adopted by the SEC and incorporated into the Nasdaq Corporate Governance Requirements. In making this assessment, the compensation committee also considered ClearBridge’s written correspondence to the compensation committee that affirmed the independence of ClearBridge and the consultants and employees who provide services to the compensation committee on executive compensation matters.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Lukash and Celia. The Board has determined each proposed member is independent under Nasdaq listing standards. The chairperson of our nominating and corporate governance committee is Mr. Lukash.

Specific responsibilities of our nominating and corporate governance committee include:

●	identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board;

●	evaluating the performance of our board of directors and of individual directors;

●	reviewing developments in corporate governance practices;

●	evaluating the adequacy of our corporate governance practices and reporting;

●	reviewing management succession plans; and

●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters.

Corporate Governance Guidelines

Our Board has adopted our corporate governance guidelines (“Corporate Governance Guidelines”) that addresses items such as:

●	director qualifications and criteria;

●	director orientation and continuing education;

●	service on other boards;

●	independence and separate sessions of independent directors;

●	the potential for a lead director;

●	board access to senior management and independent advisors;

●	succession planning;

●	board of director committees; and

●	board of directors meetings

Code of Business Conduct and Ethics

The Company’s code of business conduct and ethics (“Code of Business Conduct and Ethics”) applies to all of its employees, officers and directors, including those officers responsible for financial reporting.

The full text out of Corporate Governance Guidelines and Code of Business Conduct and Ethics are available under the Investors / Governance / Governance Documents page of our website, www.advent.energy. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only. The Company intends to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.

Director Nomination Process

Our Board has delegated to the nominating and corporate governance committee the task of identifying, considering, recruiting, reviewing and recommending a slate of director nominees to be proposed by the Board to the stockholders, and recommending any director nominees to be elected by the Board to fill interim vacancies. It is the policy of our Board that directors should possess strong personal and professional ethics, integrity and values; be business savvy and genuinely interested in the Company; and be committed to representing the long-term interests of the stockholders. The Board is also intended to encompass a range of talents, ages, skills, diversity and expertise sufficient to provide sound and prudent oversight with respect to the operations and interests of the business. Selection of candidates shall include consideration of a range of diverse perspectives, including but not limited to professional experience, skills, knowledge and length of service.

The biographies for each of the director nominees included herein indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our Board to conclude each such director should continue to serve as a director of our Company. Our nominating and corporate governance committee and our Board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.

Stockholders have the right under our Bylaws to directly nominate director candidates for election at an annual meeting of stockholders, without any action or recommendation on the part of the nominating and corporate governance committee or our Board, by submitting to the Company as to each nominee that the stockholder proposes for election or re-election as a director (i) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent (I) to be named as a nominee in the Company’s proxy statement, proxy card, and/or ballot, if the Board approves such inclusion, and (II) to serve as a director if elected, and (ii) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder and any Stockholder Associated Person (as defined in the Company’s Bylaws) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her respective affiliates or associates, on the other hand. Any such nomination must be made by a stockholder of record of the Company at the time of making such nomination and meet such other requirements as are set forth in the Company’s Bylaws Such nomination information should be submitted to: Advent Technologies Holdings, Inc., 5637 La Ribera St., Suite A, Livermore, California, 94550, Attention: Corporate Secretary.

Communication with Directors

Any stockholder or other interested parties desiring to communicate with our Board, or one or more of our directors, may send a letter addressed to the board of directors, Advent Technologies Holdings, Inc., 5637 La Ribera St., Suite A, Livermore, California, 94550, Attention: Corporate Secretary. All such letters will be promptly forwarded to the appropriate members of our Board, the appropriate committee chairperson or individual directors, as applicable, by the Secretary. The mailing envelope should contain a clear notation that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters should clearly state whether the intended recipients are all members of our Board or certain specified individual directors.

Director Attendance at Annual Meeting

Each director who is up for election at an annual meeting of stockholders or who has a term that continues after such annual meeting is encouraged to attend the 2025 Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of our Common Stock as of September 19, 2025 by:

●	each person known to us to be the beneficial owner of more than 5% of outstanding common stock;

●	each of our named executive officers and directors; and

●	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Stock issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Company Common Stock is based on 3,291,634 shares of Common Stock outstanding as of September 19, 2025.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Company Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares	%
Directors and Executive Officers
Gary Herman	-	*
Emory De Castro(1)	91,975	2.79%
James Coffey(2)	40,772	1.24%
Marc Seelenfreund	-	*
Seth Lukash	-	*
Joseph Celia	-	*
Robert Schwartz
All directors and executive officers as a group (seven individuals)(3)(4)	132,747	4.03%

Five Percent Holders:
Vassilios Gregoriou(5)	212,256	6.45%

*	Less than one percent.
(1)	Share amount includes 17,289 shares issuable upon exercise of options.
(2)	Share amount includes 17,289 shares issuable upon exercise of options.
(3)	Share amount includes an aggregate of 34,578 shares issuable upon exercise of options.
(4)	Unless otherwise indicated, the business address of each of the individuals is 5637 La Ribera St., Suite A, Livermore, California, 94550.
(5)	The business address of Mr. Gregoriou is c/o Sherin and Lodgen LLP, One Lincoln Street, Boston Massachusetts, 02111.

EXECUTIVE OFFICERS

The below table identifies and sets forth certain biographical and other information regarding our executive officers as of December 31, 2024. There are no family relationships among any of our executive officers or directors.

Name	Age	Position
Gary Herman	60	Chief Executive Officer, Interim Chief Financial Officer and Director
Emory De Castro	68	Chief Technology Officer and Director
James F. Coffey	60	Chief Operating Officer and General Counsel

Executive Officers

Mr. Gary Herman, Certain biographical information of Mr. Herman is provided under “Proposal 1 — Continuing Directors.”

Mr. Emory S. De Castro, Certain biographical information of Dr. De Castro is provided under “Proposal 1 — Continuing Directors.”

James F. Coffey, age 60, has served as General Counsel, Chief Operating Officer and Corporate Secretary of Advent since February 2021. Beginning in 2018, while a partner at Polsinelli Law Firm, Jim served as Advent’s outside legal counsel, and continued in his role as outside legal counsel with his firm, Coffey and Associates, from March 2020 through February 2021. Mr. Coffey has over thirty years of experience in corporate and securities law, mergers and acquisitions, venture capital and corporate finance, and intellectual property law. From 2013 to 2017, he served as general counsel to another HT PEM fuel cell company, Trenergi, which was a customer of Advent. Mr. Coffey was a Gerald L. Wallace Scholar at New York University School of Law where he received an LL.M. in Corporate Law. He received his J.D. from the New England School of Law, and his B.A., cum laude, from Providence College. Mr. Coffey is listed in The Best Lawyers in America® for Mergers and Acquisitions. He is recognized for his work in intellectual property law by the IAM Patent 1000. Mr. Coffey was named a Massachusetts Super Lawyer by Law and Politics magazine. He is AV® rated by Martindale-Hubbell. Mr. Coffey is a fellow of the Boston Bar Foundation and the American Bar Foundation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information about the compensation paid or accrued during the years ended December 31, 2024, 2023 and 2022 to our Chief Executive Officer, Chief Financial Officer and each of our two most highly compensated executive officers other than our Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at December 31, 2024, and whose annual compensation exceeded $100,000 during such year or would have exceeded $100,000 during such year if the executive officer were employed by the Company for the entire fiscal year (collectively the “named executive officers” or “NEOs”).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gary Herman	2024	$-	$-	$-	$-	$-	$-	$0
Chief Executive Officer and Interim Chief Financial Officer, Director(1)(2)	2023	$-	$-	$-	$-	$-	$-	$0
	2022	$-	$-	$-	$-	$-	$-	$0

Emory De Castro	2024	$350,000	$-	$-	$-	$-	$-	$350,000.00
Chief Technology Officer and Director(2)(3)	2023	$350,000	$-	$-	$-	$-	$-	$350,000.00
	2022	$-	$-	$-	$-	$-	$-	$0

James Coffey	2024	$475,000.00	$-	$-	$-	$-	$-	$475,000.00
Chief Operating Officer and General Counsel(3)	2023	$475,000.00	$-	$-	$-	$-	$-	$475,000.00
	2022	$475,000.00	$-	$-	$-	$-	$-	$475,000.00

Vassilios Gregoriou	2024	$800,000	$-	$-	$-	$-	$-	$800,000.00
Former Chairman of the Board of Directors, Former Chief Executive Officer and Former Acting Chief Financial Officer(3)	2023	$800,000.00	$-	$-	$-	$-	$-	$800,000.00
	2022	$800,000.00	$-	$479,500.00	$418,250.00	$-	$-	$1,697,750.00

(1)	Mr. Herman, did not receive any compensation during the year ended December 31, 2024, and his current compensation package is being finalized. Mr. Herman was not a NEO of the Company from 2022-2023 and as such, no amounts are shown for him in this column for those years.
(2)	Mr. De Castro was not an NEO of the Company in 2022 and as such, no amounts are shown for him in this column for that year.
(3)	The compensation amounts set forth above reflect earned compensation, however, the executives elected to forgo compensation payments beginning in June 2024. Such deferred compensation is reflected as an accrued liability for the balance owed.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy and Objectives

The Company operates in a dynamic and rapidly evolving environment, which requires a highly-skilled and technical workforce. As a result, the Company places great emphasis on its ability to attract, retain, and motivate top talent in the industry. The Company achieves these objectives by creating an appropriate balance between achieving short-term results and creating long-term sustainable value to stockholders that reinforces the linkage between pay and performance.

Elements of Executive Compensation

The compensation of executives of the Company includes three main elements: (i) base salary; (ii) an annual bonus; and (iii) long-term equity incentives. Perquisites and personal benefits are not a significant element of compensation for the Company’s executive officers.

Base Salaries

Base salary is provided as a fixed source of compensation for the Company’s executive officers. Adjustments to base salaries are reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of an executive officer’s role or responsibilities, as well as to maintain market competitiveness.

Dr. De Castro’s base salary was $350,000; Mr. Coffey’s annual base salary was $475,000; and Dr. Gregoriou’s base salary was $800,000 for the year ended December 31, 2024. Mr. Herman did not receive any compensation for the year ended December 31, 2024.

Cash Bonuses

In 2024, the named executive officers were each eligible to receive an cash incentive award, based on the achievement of pre-approved key performance objectives determined by the compensation committee.

As provided in their respective employment agreements, the target bonus amount for Dr. Gregoriou was 150% of his base salary and for Messrs. Coffey and De Castro were 100% of their base salaries. Actual bonus payouts vary based on compensation committee assessment of executive performance versus pre-established key performance indicators.

Management did not pay discretionary bonuses in 2022, 2023 or 2024.

Equity Compensation

In 2021, the Company adopted the Advent Technologies Holdings, Inc. 2021 Incentive Plan (the “2021 Equity Incentive Plan”). The 2021 Equity Incentive Plan advances the Company’s interests by providing for the grant to our employees, directors, consultants and advisors of stock options, SARs, restricted and unrestricted stock and stock units, performance awards and other awards that are convertible into or otherwise based on our common stock. On April 29, 2024, the Company’s stockholders approved an amendment to the 2021 Equity Incentive Plan to increase the number of shares of common stock issuable under the 2021 Equity Incentive Plan from 230,530 to 569,306.

Following the business combination between AMCI Acquisition Corp and the Company (the Business Combination”), on June 11, 2021, the compensation committee made grants to select senior executives. The grants were made to recognize each executive’s role and contributions to date, including outstanding efforts towards a successful transaction, as well as to incentivize and to retain the executives, and to further align them with the post-Business Combination stockholders. As a result of the Business Combination grants, the compensation committee elected to not make any additional annual grants in 2022, 2023 or 2024 to the NEOs.

In recognition of Dr. Gregoriou’s role and contributions related to the ratification of GreenHiPo by the European Union, the compensation committee, in July 2022, granted a one-time special award of 5,833 time-vested restricted stock units (“RSUs”) and stock options to purchase 5,833 shares of Common Stock to Dr. Gregoriou.

Employment Agreements

Advent is a party to certain offer letters with each of the named executive officers that set forth the initial terms and conditions of the officer’s employment with Advent, each of which has since been superseded by new employment agreements as described in “Executive Compensation-Employment Agreements and Other Arrangements with Executive Officers and Directors-Employment and Consulting Arrangements with Executive Officers and Directors” below. The material terms of these offer letters are summarized below.

Mr. De Castro. As described in further detail in the “Executive Compensation-Employment Agreements and Other Arrangements with Executive Officers and Directors-Employment and Consulting Arrangements with Executive Officers and Directors” section of this report, in connection with the announcement of the Business Combination, Mr. De Castro entered into an employment agreement with Advent, which became effective as of the consummation of the Business Combination.

Mr. Coffey. As described in further detail in the “Executive Compensation-Employment Agreements and Other Arrangements with Executive Officers and Directors-Employment and Consulting Arrangements with Executive Officers and Directors” section of this report, in connection with the announcement of the Business Combination, Mr. Coffey entered into an employment agreement with Advent, which became effective as of the consummation of the Business Combination.

Dr. Gregoriou entered into an employment agreement with the Company on October 12, 2020 to receive an annual base salary of $800,000, a one-time signing bonus of $500,000, and eligibility to receive an annual performance bonus of cash. Dr. Gregoriou is eligible to participate in the Company’s 2021 Equity Incentive Plan. Mr. Gregoriou was terminated from all of his positions with the Company as of October 24, 2024.

Employee Benefits

The Company sponsors an employee savings plan under Section 401(k) of the Internal Revenue Code. Subsequent to the Business Combination, the Company made matching contributions equal to 100% of the participant’s pre-tax contribution up to a maximum of 5% of the participant’s eligible earnings for U.S employees. Total expense related to the Company’s defined contribution plan was $0.1 million and $0.2 million for the years ended December 31, 2024 and 2023.

As described in Note 2 of the Company’s audited consolidated financial statements for fiscal years 2024, 2023 and 2022, pursuant to Greek Labor Law 2112/1920, employees in Greece are entitled to an indemnity in the event of dismissal or retirement, though as a director, Dr. Gregoriou is not eligible for such indemnity.

Pay versus Performance

The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer (“PEO”), and our other named executive officers (the “Other NEOs” or the “Non-PEO NEOs”) as presented in the table under “Executive Compensation – Summary Compensation”, (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the “compensation actually paid” to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act, as amended, and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.

2024 Pay Versus Performance Table
	Summary Compensation Total for PEO(1)		Compensation Actually Paid to PEO(2)		Average Summary Compensation Table	Average Compensation Actually	Value of Initial Fixed $100 Investment
Year	Gary Herman, PEO	Vassilios Gregoriou, Former PEO	Gary Herman, PEO	Vassilios Gregoriou, Former PEO	Total for Non-PEO NEOs(3)	Paid to Non-PEO NEOs(4)	Based on Total Stockholder Return(5)	Net Loss(6)
(a)	(b)		(c)		(d)	(e)	(f)	(g)
2024	$-	$800,000	$-	$424,713	$412,500	$403,682	$(97.58)	$(40,994)
2023	$-	$800,000	$-	$(1,263,182)	$425,000	$(95,031)	$(86.73)	$(71,397)
2022	$-	$1,697,750	$-	$(4,533,070)	$425,000	$(1,589,095)	$(73.77)	$(74,337)
	$-		$-

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Messrs. Herman and Gregoriou (each of whom served as our PEO during 2024), for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.” Mr. Herman the Company’s current Chief Executive Officer/PEO did not receive any compensation during 2024 and was not our PEO from 2022 to 2023 and as such, no amounts are shown for him in this column for those years.
(2)	The dollar amounts reported in column © represent the amount of “compensation actually paid” to our Messrs. Herman and Gregoriou, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to, in the case of 2024 to, Messrs. Herman and Gregoriou, and in the case of 2022 to 2023, Mr. Gregoriou. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

●	Stock Awards

●	Option Awards

(3)	The dollar amounts reported represent the average of the amounts reported for our company’s Non-PEO NEOs as a group (excluding Mr. Gregoriou and Mr. Herman) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Gregoriou and Mr. Herman) included for purposes of calculating the average amounts in each applicable year are as follows: Mr. Coffey and Mr. De Castro for 2024, and Mr. Coffey and Mr. Brackman for 2023 and 2022.
(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to our Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

●	Stock Awards

●	Option Awards

(5)	Cumulative total stockholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2024, 2023, or 2022.
(6)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

	2024			2023		2022
	Gary Herman, PEO	Vassilios Gregoriou, Former PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Totals for Non-PEO NEOs	$-	$800,000	$412,500	$800,000	$425,000	$1,697,750	$425,000
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	$-	$-	$-	$-	$-	$(897,750)	$-
Fair value at year end of equity awards granted during the year	$-	$-	$-	$-	$-	$537,133	$-
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	$-	$-	$(4,409)	$(1,415,428)	$(346,687)	$(4,402,652)	$(1,510,571)
Change in fair value of equity awards granted in prior years that vested during the year	$-	$-	$(4,409)	$(647,754)	$(173,344)	$(1,467,551)	$(503,524)
Deduct the amount of fair value at the end of the prior fiscal year for awards granted in prior years that forfeited during the covered fiscal year (1)	$-	$(375,287)	$-	$-	$-	$-	$-
Compensation Actually Paid Totals	$0	$424,713	$403,682	$(1,263,182)	$(95,031)	$(4,533,070)	$(1,589,095)

(1)	On October 24, 2024, Mr. Gregoriou’s termination for cause resulted in the forfeiture of 36,217 shares of vested stock options and 36,217 shares of vested restricted stock units, as well as 10,601 unvested stock options and 10,601 unvested restricted stock units.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the graphs below compare the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining Non-PEO NEOs, with (i) our TSR, and (ii) our net loss, in each case, for the fiscal years ended December 31, 2024, 2023 and 2022. TSR amounts reported in the graph assume an initial fixed investment of $100.

PEO & Non-PEO NEO Compensation
1,000,000
-
(1,000,000)
(2,000,000)
(3,000,000)
(4,000,000)
(5,000,000)
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs

Value of Initial Fixed $100 Investment based on Total Shareholder Return
120
100
80
60
40
20
0
1/1/2022
2022
2023
2024

Total Stock Return
-
(20.00)
(40.00)
(60.00)
(80.00)
(100.00)
(120.00)
2022
2023
2024

Net Loss ($ in thousands)
-
(10,000)
(20,000)
(30,000)
(40,000)
(50,000)
(60,000)
(70,000)
(80,000)
2022
2023
2024

A portion of our PEOs’ compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and Compensation Actually Paid tends to be directionally aligned with changes in our TSR.

While we are required by SEC rules to disclose the relationship between our net income and Compensation Actually Paid to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation as we are a company that has not generated any gross profit.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Other Compensation Policies

Stock Ownership/Holding Guidelines

The Company maintains meaningful stock ownership guidelines (the “Guidelines”) to reinforce the importance of stock ownership. The Guidelines are intended to align the interests of executives and stockholders and to focus the executives on our long-term success. Under these Guidelines, each of our active executives and non-employee directors must own shares in accordance with the following schedule (collectively, the “Covered Individuals”):

Role	Required Ownership Level
Chief Executive Officer and Chairman	6.0x Base Salary
Other Executive Officers	3.0x Base Salary
Non-Employee Directors	3.0x Annual Cash Retainer

Shares that count towards satisfying the ownership requirements include:

●	Shares owned by a Covered Individual, including those obtained through the vesting of RSUs and performance stock units;

●	Shares owned jointly by a Covered Individual and spouse or held in trust established by the; executive/director for the benefit of the executive/director and/or family members; and

●	Unvested time-based RSUs;

●	Note: Unvested performance stock units and unexercised stock options do not count towards satisfying stock ownership requirements.

Each Covered Individual has five (5) years to meet the ownership guidelines starting from when the Covered Individual first becomes subject to the Guidelines. Covered Individuals who do not meet the ownership guidelines after five (5) years of being subject to the Guidelines are expected to retain 50% of net shares (i.e., shares remaining after payment of taxes) upon vesting or exercise of stock options until they meet the Guidelines. Covered Individuals are either already in compliance with the Guidelines or expected to be within the five-year timeframe.

Prohibition on Pledging and Hedging

The Company maintains a comprehensive insider trading policy (the “Policy”) that includes a prohibition on pledging Company securities or holding Company securities in a margin account. Additionally, the Policy prohibits engaging in hedging, monetization and similar transactions in respect of Company securities. This Policy, applicable to all officers, directors and associates, was put in place to ensure that the interests of these individuals remain aligned with those of stockholders, and that they continue to have the incentive to execute the Company’s long-term plans and achieve the performance for which their equity awards are intended.

Employment Agreements and Other Arrangements with Executive Officers and Directors

Employment Agreements

On October 12, 2020, in connection with the execution of the Agreement and Plan of Merger with ACMI Acquisition Corp. (the “Meger Agreement”) and the announcement of the Business Combination, Advent entered into employment agreements, with each of Dr. Gregoriou and Mr. Coffey. The material terms of these employment agreements are set forth below:

●	Dr. Gregoriou served as our Chief Executive Officer (and at times during 2025, as our Acting Chief Financial Officer) and Chairman of our board of directors, with an initial annual base salary of $800,000, a one-time signing bonus of $500,000, and beginning in fiscal year 2021, eligibility to earn an annual performance bonus with a target equal to 150% of his annual base salary.

●	Mr. Coffey serves as our Chief Operating Officer and General Counsel, with an annual base salary of $475,000, a one-time signing bonus of $250,000, and beginning in fiscal year 2021, eligibility to earn an annual performance bonus with a target equal to 100% of his annual base salary.

●	Mr. De Castro serves as our Chief Technology Officer, with an annual base salary of $350,000, a one-time signing bonus of $250,000, and beginning in fiscal year 2021, eligibility to earn an annual performance bonus with a target equal to 100% of his annual base salary.

The sign-on bonuses were paid in two installments: (i) 50% on the first payroll date following the consummation of the Business Combination and (ii) 50% on the first payroll date following the one-year anniversary of the consummation of the Business Combination, subject to the applicable executive’s employment through the relevant payment date.

The employment agreements provide that if an executive’s employment terminates without “cause” or by him for “good reason,” (as such terms are defined in the employment agreement or term sheet, as applicable), the executive will be entitled to (i) up to 12 months’ subsidized medical, dental and vision benefits continuation (18 months for Dr. Gregoriou) and (ii) payment of one times (two times for Dr. Gregoriou) the sum of such executive’s annual base salary and target bonus, payable over 12 months. If such termination of employment without “cause” or resignation for “good reason” occurs within 60 days prior to, or 12 months following, a “change in control” (as such term is defined in the 2021 Equity Incentive Plan), severance is enhanced and provides for (i) up to 18 months’ subsidized medical, dental and vision benefits continuation for all executives, (ii) two times (three times for Dr. Gregoriou) the sum of such executive’s annual base salary and target bonus, payable over 12 months, and (iii) the initial grant of stock options and RSUs issued pursuant to the 2021 Equity Incentive Plan, shall become fully vested, and such options will remain exercisable for a period of one year following such termination of employment. Moreover, if the acquirer in such “change in control” does not agree to assume or substitute for equivalent stock options, any unvested portion of the initial grant of stock options shall become fully vested and exercisable at the time of such transaction.

The employment agreements for Dr. Gregoriou, Mr. Coffey and Dr. De Castro each contain (i) a perpetual confidentiality covenant, (ii) an assignment of intellectual property covenant, (iii) a non-competition covenant for one year post-termination of employment (subject to, for Dr. Gregoriou, the Executive’s receipt of at least 50% of the Executive’s highest annualized base salary within the two (2) year period preceding termination) for the entire year, (iv) a covenant not to solicit any of our customers, vendors, suppliers or other business partners during the eighteen (18)-month period following termination and (v) a covenant not to solicit any of our employees or independent contractors during the eighteen (18)-month period following termination.

Dr. Gregoriou was terminated for cause from his position as Chief Executive Officer of the Company on October 24, 2024.

Non-Competition Agreements

Simultaneously with the execution and delivery of the Merger Agreement, certain insider Advent stockholders entered into non-competition and non-solicitation agreements for the benefit of the Company, Advent and each of their respective present and future affiliates, successors and subsidiaries (each, a “Non-Competition Agreement”), to become effective at the Closing, pursuant to which the Advent stockholder party thereto agreed not to compete with the Company, Advent and their respective affiliates during the three (3) year period following the Closing in North America or the European Union (including Greece) or in any other markets in which the Company and Advent are engaged. The Advent stockholder party thereto also agreed during such three (3) year restricted period to not solicit employees or customers of such entities. The Non-Competition Agreement also contains customary confidentiality and non-disparagement provisions.

Outstanding Equity Awards at Fiscal Year End

The following table provides information with respect to awards held by the named executive officers as of December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Gary Herman	-	-	$-	-	-	$-
De Castro(1)(2)	8,645	52,882	$310.80	6/11/2031	2,882	$14,410
James Coffey(1)(2)	8,645	52,882	$310.80	6/11/2031	2,882	$14,410

(1)	Option awards vest 25% upon each anniversary of February 4, 2021, the vesting commencement date, until the fourth anniversary of the vesting commencement date.
(2)	Stock awards consist of grants of restricted stock units that vest 25% upon each anniversary of February 4, 2021, the vesting commencement date, until the fourth anniversary of the vesting commencement date.
(3)	Market value of restricted stock unit awards is based on the closing price of $5.00 per share on December 31, 2024 on the Nasdaq Capital Market

Non-Employee Director Compensation

Pursuant to offer letters with each of the Company’s non-employee directors, each director receives an annual retainer of $100,000, to be paid quarterly in arrears. In addition, each non-employee director is eligible to receive an annual grant of stock awards for a number of shares of Company Common Stock determined by dividing $100,000 by the closing price per share of Company Common Stock on the applicable grant date. While each of Messrs. Gregoriou, Herman, and De Castro, served as members of the Board of the Company in 2024, none received additional compensation for director services. Messrs. Gregoriou, Herman, and De Castro compensation earned with respect to his employment with Advent is set forth in the “Summary Compensation Table” above.

The following table sets forth all compensation paid to or earned by each non-employee director of the Company during fiscal year 2024.

	Year Ended December 31, 2024
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Anggelos Skutaris(3)	$57,222	$25,861	$83,083
Lawrence Epstein(3)	$57,222	$25,861	$83,083
Wayne Threatt(3)	$57,222	$25,861	$83,083
Von McConnell(3)	$57,222	$25,861	$83,083
Seth Lukash(4)	$-	$-	$-
Marc Seelenfreund(4)	$-	$-	$-
Joseph Celia(4)	$-	$-	$-
Robert Schwartz(4)	$-	$-	$-

(1)	The amounts disclosed above reflect the full grant date fair values in accordance with FASB ASC Topic 718. See “Note 17 - Share Based Compensation” to our consolidated financial statements for the year ended December 31, 2024.
(2)	On June 28, 2023, the Company granted to each non-employee director a total of 1,667 restricted stock units which vested on June On July 26, 2024, the Company granted each current serving non-employee director a total of 5,747 restricted stock units.
(3)	As of August 30, 2024 these non-employee directors no longer serve on the board of directors.
(4)	The Company’s non-employee directors who joined the board on or after August 30, 2024, are not currently entitled to receive any compensation with respect to their board service.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

We operate in accordance with a written charter adopted by our Board and reviewed annually by the audit committee. We are responsible for overseeing the quality and integrity of Advent Technologies Holdings, Inc.’s accounting, auditing and financial reporting practices. In accordance with the rules of the SEC and Nasdaq, the audit committee is composed entirely of members who are independent, as defined by the listing standards of Nasdaq and Advent Technologies Holdings, Inc.’s Corporate Governance Guidelines. Further, our Board has determined that Mr. Lukash qualifies as an audit committee financial expert as defined by the rules of the SEC.

The audit committee met three (3) times during fiscal year 2023 with the Company’s management and Ernst & Young (Hellas) Certified Auditors Accountants S.A. (“EY”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, including, but not limited to, meetings held to review and discuss the annual audited and quarterly financial statements.

On September 20, 2025, we approved the engagement of M&K as the independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to ratification by Advent Technologies Holdings, Inc.’s stockholders.

We believe that we fully discharged our oversight responsibilities as described in our charter, including with respect to the audit process. We reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2024, with management, EY and M&K (together, our “Audit Partners”). Management has the responsibility for the preparation of Advent Technologies Holdings, Inc.’s financial statements, and Audit Partners had the responsibility for the audit of those statements. The audit committee discussed with our Audit Partners the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301 and the SEC. We received the written disclosures and the letter from our Audit Partners pursuant to Rule 3526, Communication with Audit Committees Concerning Independence, of the PCAOB, concerning any relationships between our Audit Partners and Advent Technologies Holdings, Inc. and the potential effects of any disclosed relationships on our Audit Partners independence, and discussed with our Audit Partners their independence. We reviewed with our Audit Partners their audit plans, audit scope, identification of audit risks and their audit efforts, and discussed and reviewed the results of EY’s examination of Advent Technologies Holdings, Inc.’s financial statements both with and without management.

The audit committee considered any fees paid to our Audit Partners for the provision of non-audit related services and does not believe that these fees compromise our Audit Partners independence in performing the audit.

Based on these reviews and discussions with management and M&K, we approved the inclusion of Advent Technologies Holdings, Inc.’s audited financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully Submitted,

Audit Committee
Seth Lukash Joseph Celia Marc Seelenfreund

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the
Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the
Company specifically incorporates the Report of the Audit Committee therein by reference.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

There have been no transactions since January 1, 2024 to which we have been a participant in which the amount involved, exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Non-Employee Director Compensation” sections.

Balances with related parties

(Amounts in thousands)	December 31, 2024	September 19, 2025
Due to related parties
Emory S. De Castro (Chief Technology Officer and Director)	$128	$128
Total	$128	$128

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s Common Stock to file with the SEC reports showing initial ownership of and changes in ownership of the Company’s Common Stock and other registered equity securities. Based solely upon our review of the copies of such forms or written representations from certain reporting persons received by us with respect to fiscal year 2024, the Company believes that its directors and executive officers and persons who own more than 10% of a registered class of its equity securities have complied with all applicable Section 16(a) filing requirements for fiscal year 2024, except for the following: each of Messrs. Lukash, Celia, Dhaliwal, Schwartz, and Seelenfreund did not timely file one Form 3.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by our Corporate Secretary, at Advent Technologies Holdings, Inc., 5637 La Ribera St., Suite A, Livermore, California, 94550 no later than September 2, 2025, which is 120 days prior to December 31, 2025.

Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting. Our Bylaws provide that, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary, at Advent Technologies Holdings, Inc., 5637 La Ribera St., Suite A, Livermore, California, 94550. To be timely for the 2026 annual meeting, the stockholder’s notice must be delivered to or mailed and received by us not before September 2, 2026 or after October 2, 2026, which is not more than one hundred twenty (120) days, and not less than ninety (90) days before the anniversary date of the preceding annual meeting, except that if the 2026 annual meeting of stockholders is more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, we must receive the notice on or before ten (10) days after the day on which the date of the 2026 annual meeting is first disclosed in a public announcement. Such notice must provide the information required by our Bylaws with respect to each matter the stockholder proposes to bring before the 2026 annual meeting.

Universal Proxy. In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 1, 2025.

ANNUAL REPORT

Upon written request, the Company will provide without charge to each stockholder who does not otherwise receive a copy of the Company’s annual report to stockholders, a copy of the Company’s Annual Report on Form 10-K which was filed with the SEC for the fiscal year ended December 31, 2024. Please address all requests to:

Advent Technologies Holdings, Inc.
Attn: James F. Coffey, Corporate Secretary
5637 La Ribera St., Suite A

Livermore, California, 94550

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “outlook,” “intend,” “expect,” “predict,” “potential” and similar expressions, or the negative of these terms and similar expressions, as they relate to Advent, our business and our management. These statements include statements about Advent’s plans, objectives, strategies, financial performance and outlook, trends, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE 2025 ANNUAL MEETING

The SEC’s e-proxy rules require companies to post their proxy materials on the Internet and permit them to provide only a Notice of Internet Availability of Proxy Materials to stockholders. The Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders, Proxy Card and Annual Report to Stockholders for the fiscal year ended December 31, 2024 are available at www.advent.energy/Investors.

We are mailing a full set of our printed proxy materials to stockholders on or about September 29, 2025. On this date, all stockholders of record and beneficial owners will have the ability to access all of the proxy materials on the website at www.advent.energy.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements.

We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of proxy materials was delivered. You may make a written or oral request by sending a notification to our Corporate Secretary at the address above, providing your name, your shared address, and the address to which we should direct the additional copy of proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the annual meeting. However, if any other matter shall properly come before the annual meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By order of the Board of Directors

/s/ Gary Herman
Gary Herman
Chief Executive Officer, Acting Chief Financial Officer and Member of the Board of Directors

Dated: September 29, 2025

Livermore, California

ANNEX B

AMENDMENT NO. 2 TO INCENTIVE PLAN

This AMENDMENT NO. 2 TO INCENTIVE PLAN (the “Amendment”), dated as of [__], 2025, made by Advent Technologies Holdings, Inc., a Delaware corporation (the “Company”), and all of the members of the Board of Directors of the Company (the “Board”). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Plan (as defined below).

WHEREAS, the Company previously adopted that certain Advent Technologies Holdings, Inc. 2021 Incentive Plan in February 2021 (the “Plan”); and

WHEREAS, the Company wishes to amend the Plan to increase the number of shares of Common Stock authorized to be issued thereunder, and to incorporate provisions for annual increases under the Plan on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2026; and

WHEREAS, pursuant to Section 10 of the Plan, the Plan may be amended from time to time by the Board, subject to stockholder approval.

NOW, THEREFORE, subject to and contingent upon receipt of approval of the Company’s stockholders, the Company and Board hereby agree to amend the Plan as follows:

1. Amendment. Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following sentence:

“Number of Shares. Subject to adjustment as provided in Section 7(b), the maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan is 1,011,627 shares (the “Initial Share Pool”). In addition, subject to any adjustments as necessary to implement any provisions of the Plan, such aggregate number of shares of Stock will automatically increase on January 1 of each year commencing on January 1, 2027 and ending on (and including) January 1, 2046, in an amount equal to the lesser of (i) three percent (3%) of the total number of shares of Common Stock outstanding on the immediately preceding fiscal year and (ii) such smaller number of Shares as determined by the Board. Up to 1,011,627 shares of Stock from the Share Pool may be delivered in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock delivered in satisfaction of Awards will be determined (i) by including shares of Stock withheld by the Company in payment of the exercise price or purchase price of the Award or in satisfaction of tax withholding requirements with respect to the Award, (ii) by including the full number of shares of Stock covered by any portion of the SAR that is settled in Stock (and not, for the avoidance of doubt, only the number of shares of Stock delivered in settlement thereof), and (iii) by excluding any shares of Stock underlying Awards settled in cash or that expire, become unexercisable, terminate or are forfeited to the Company without the delivery (or retention, in the case of Restricted Stock or Unrestricted Stock) of Stock. For the avoidance of doubt, the Share Pool will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) will be construed to comply with Section 422.”

Annex B-1

2. Binding Effect. This Amendment shall inure to the benefit of, and be binding upon, the Company, the Board and the stockholders of the Company and each of their respective assigns, heirs or other successors in interest, and any other party to the Plan. Except as expressly amended hereby, all of the terms and provisions of the Plan are and shall remain in full force and effect. This Amendment together with the Plan and all attachments thereto constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all previous written or oral understandings between the parties.

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart sol delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

Annex B-2

IN WITNESS WHEREOF, each of the parties has executed this Amendment No.2 to Incentive Plan as of the date first written above.

COMPANY:

ADVENT TECHNOLOGIES HOLDINGS, INC.

By:
Name:
Its:

BOARD:

Gary Herman

Emory De Castro

Marc Seelenfreund

Robert Schwartz

Seth Lukash

Joseph P. Celia

[Signature Page to Amendment No. 2 to Incentive Plan]

Annex B-3

**SCAN TO**
**VIEW MATERIALS & VOTE**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

V80280-P38167

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**ADVENT TECHNOLOGIES HOLDINGS, INC.**

**The Board of Directors recommends you vote FOR proposals 1 through 5:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**
*To be elected for terms expiring in 2028:*

01) Marc Seelenfreund
02) Seth Lukash
03) Joseph Celia

**The Board of Directors recommends you vote 3 YEARS on the following proposal:**

| | 3 Years | 2 Years | 1 Year | Abstain |
|---|---|---|---|---|
| 6. To conduct a non-binding advisory vote on the frequency with which we will conduct a non-binding advisory vote on the compensation program for our named executive officers. | ☐ | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR the following proposal:**

| | For | Against | Abstain |
|---|---|---|---|
| 7. Approving the transaction of such other business as may properly come before the meeting or any adjournments and postponements thereof. | ☐ | ☐ | ☐ |

**NOTE:** Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

Signatu r e [PLEASE SIGN WITHIN BOX] Date Signatu r e (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y THIS PROXY CARD IS V ALID ON L Y WHEN SIGNED AND D A TED. V80280 - P38167 Fo r Wi thh o l d F o r All A ll Al l Except T o withhol d authorit y t o vot e for an y individual nominee(s) , mar k "Fo r Al l Except " an d writ e the number(s ) o f th e nominee(s ) o n th e lin e belo w . NOTE: Each of the persons named as p r oxies he r ein a r e authorized, in such person ’ s disc r etion, to vote upon such other matters as may p r operly come befo r e the meeting or any adjou r nment the r eof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners shoul d eac h sig n personally . Al l holders mus t sign. I f a corporatio n o r partnership , pleas e sig n i n ful l corporat e o r pa rtnershi p nam e b y authorize d officer. ADVENT TECHNOLOGIES HOLDINGS, INC. Th e Boa r d o f Di r ector s r ecommend s yo u vot e FOR p r oposals 1 th r ough 5: The Boa r d of Di r ectors r ecommends you vote FOR the following p r oposal: 7. App r oving the transaction of such other business as may p r operly come befo r e the meeting or any adjou r nments and postponements the r eof. The Boa r d of Di r ectors r ecommends you vote 3 YEARS on the following p r oposal: 2. Ratify the appointment of M&K C P AS, PLLC as Advent T echnologies Holdings, Inc. ’ s independent r egiste r ed public accounting firm for the fiscal year ! ! ! ending December 31, 2025. 3. T o app r ove, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of 20% or mo r e of our Common Stock pursuant to the pu r chase ag r eement with Hudson Global V entu r es, LLC pursuant to which Hudson Global has ag r eed to pu r chase f r om us, f r om time to time, ! ! ! up to $52,000,000 of Common Stock. T o app r ove an amendment to our Amended and Restated Advent T echnologies Holdings, Inc. 2021 Incentive Plan to inc r ease the number of sha r es of ! ! ! Common Stock issuable under the Incentive Plan f r om 530,976 to 1,011,627 and to incorporate p r ovisions for annual inc r eases under the Incentive Plan on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2046, equal to the lesser of (A) 3% of the total sha r es of ou r Commo n Stoc k outstandin g o n th e las t da y o f th e immediatel y p r ecedin g fisca l yea r an d (B ) suc h smalle r numbe r o f sha r e s a s determine d b y th e Boa r d. 5. T o conduct a non - binding advisory vote on the compensation of our named executive o f ficers. 6. T o c ondu c t a non - b i nd i n g ad vi s o r y v ot e o n th e f r equen c y w i t h wh i c h w e w il l c ondu c t a non - b i nd i n g ad vi s o r y v ot e o n th e c ompen s at i o n p r og r a m for our named executive o f ficers. 4. Fo r Agains t Abstain ! ! ! 3 Year s 2 Year s 1 Yea r Abstain ! ! ! ! Fo r Agains t Abstain ! ! ! ADVENT TECHNOLOGIES HOLDINGS, INC. 5637 LA RIBERA S T ., SUITE A LIVERMORE, CALIFORNIA 94550 SCAN T O VIE W M A TERIAL S & VO TE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Ba r code above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com /ADN 2025 Yo u ma y atten d th e meetin g vi a th e Interne t an d vot e durin g th e meeting . Hav e th e information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Us e an y touch - ton e telephon e t o transmi t you r votin g instruction s u p until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark , sig n an d dat e you r prox y car d an d return i t i n th e postage - pai d envelop e we hav e provide d o r retur n i t t o Vot e Processing , c/ o Broadridge , 5 1 Mercede s Way, Edgewood, NY 11717 . ! ! ! Election of Di r ectors Nominees: 1. T o be elected for terms expiring in 2028: 1) Ma r c Seelenf r eund 2) Seth Lukash 3) Joseph Celia

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V80281-P38167

**PROXY**

The undersigned hereby appoints Gary Herman and James Coffey, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Advent Technologies Holdings, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held October 22, 2025 virtually at www.virtualshareholdermeeting.com/ADN2025 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

Important Notice Rega r ding the A vailability of Pr oxy Materials for the Annual Meeting: The Notice and P r oxy Statement and Annual Report a r e available at ww w .p r oxyvote.com. V80281 - P38167 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ADVENT TECHNOLOGIES HOLDINGS, INC. Th e undersigne d he r eb y appoint s Gar y H erma n an d James Co f fe y , an d eac h o f them , wit h powe r t o ac t withou t th e other and with power of substitution, as p roxies and atto r neys - in - fact and he r eby authorizes them to r ep r esent and vote, as p r ovided on the other side, all the sha r es of Advent T echnologies Holdings, Inc . Common Stock which the undersigned is entitled to vote and, in their disc r etion, to vote upon such other business as may p r operly come befo r e the Annual Meeting of Stockholders of the Company to be held October 22 , 2025 virtually at ww w . virtualsha r eholdermeeting . com/ADN 2025 or any adjou r nment the r eof, with all powers which the undersigned would possess if p r esent at the Meeting . THIS PROXY CARD, WHEN PROPER L Y EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED . IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 , FOR PROPOSAL 2 , FOR PROPOSAL 3 , FOR PROPOSAL 4 , FOR PROPOSAL 5 , 3 YEARS ON PROPOSAL 6 , FOR PROPOSAL 7 , AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS M A Y PROPER L Y COME BEFORE THE MEETING . (Continued and to be marked, dated and signed, on the other side)